UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2020

AGENUS INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29089	06-1562417
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Forbes Road

Lexington, MA 02421

(Address of principal executive offices, including zip code)

(781) 674-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	AGEN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 8, 2020, the Board of Directors (the “Board”) of Agenus Inc. (the “Company”) elected Susan Hirsch to become a director of the Company. Ms. Hirsch was elected as a Class II director with an initial term that expires at the Company’s annual meeting of stockholders in 2023.

For the past 15 years, Ms. Hirsch was a Managing Director and Portfolio Manager at Nuveen, a TIAA Company, responsible for Nuveen’s TIAA-CREF Large-Cap Growth Fund with $6.6 billion in assets. Prior to Nuveen, Ms. Hirsch held investment management positions at Jennison Associates, Lehman Brothers Global Asset Management and Delphi Asset Management. Ms. Hirsch received a Bachelor of Science degree in accounting and finance from Brooklyn College. The Board has deemed that Ms. Hirsch is a highly qualified candidate to serve on the Board.

In connection with her election to the Board, Ms. Hirsch was granted an option to purchase 100,000 shares of the Company’s common stock pursuant to the Company’s 2019 Equity Incentive Plan and the Company’s non-employee director compensation program. The option has a per-share exercise price equal to the closing price of the Company’s common stock on the Nasdaq Capital Market on the date of grant and a 10-year term, and it vests over three years in equal annual installments (provided Ms. Hirsch maintains a service relationship with the Company through each such vesting date). As a non-employee director, Ms. Hirsch will also receive cash and additional equity compensation paid by the Company pursuant to its non-employee director compensation program. There are no arrangements or understandings between Ms. Hirsch and any other person pursuant to which Ms. Hirsch was selected as a director, and there are no transactions between Ms. Hirsch and the Company that would require disclosure under Item 404(a) of Regulation S-K.

On October 13, 2020, the Company issued a press release announcing Ms. Hirsch’s appointment to the Board. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Agenus Inc. dated October 13, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2020	AGENUS INC.

	By:	/s/ Evan D. Kearns
Evan D. Kearns
VP, General Counsel and Secretary